Item 1: Report to Shareholders

California Tax-Free Money Fund	August 31, 2005

The views and opinions in this report were current as of August 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free bonds produced positive returns that matched those of their taxable bond counterparts for the six-month period ended August 31, 2005. Short- and intermediate-term municipal yields increased as the Federal Reserve continued raising the overnight federal funds target rate, but long-term yields declined. Long-term and high-yield securities maintained their performance advantage over shorter-term and investment-grade issues. The California Tax-Free Money Fund recorded a small gain that reflected improved yields resulting from rising official short-term interest rates. The California Tax-Free Bond Fund moved higher as many of its holdings performed well in response to both stability in longer-term interest rates and the state’s improving fiscal situation.

MARKET ENVIRONMENT

Economic conditions were generally favorable in the last six months, despite surging oil prices. Annualized gross domestic product growth remained above 3%, the housing market stayed robust, job growth was steady, and the unemployment rate hovered around 5%. With core inflation benign, the Federal Reserve persisted in its gradual pace of raising the federal funds target rate to a less accommodative level. Since the end of February, the central bank lifted the target rate from 2.50% to 3.50% in four quarter-point increments.

As shown in the graph, municipal money market yields rose in tandem with the fed funds rate in the last six months. Long-term rates edged lower, resulting in a flatter municipal yield curve and outperformance of long-term municipal securities over their shorter-term rivals. The taxable bond market experienced the same trends, and municipal and taxable bond returns in the last six months were the same. The Lehman Brothers Municipal Bond Index and the Lehman Brothers U.S. Aggregate Index each returned 2.85%.

Tobacco bonds were top performers as yields in this industry fell to their lowest on record. Overall, BBB and lower-rated bond returns were notably better than the broad index. Credit spreads for high-yield issues are about as narrow as they have been in five years, reflecting investor willingness in a healthy economy to seek incremental yield from higher-risk securities.

Nationally, new municipal supply in the first eight months of 2005 totaled $276 billion (according to The Bond Buyer), a pace that will likely result in another year of record supply. Issuers are rapidly refinancing older, high-cost debt at lower yields. State income tax receipts are mostly higher than expected, strengthening the general obligation sector as overall state finances improve. Although demand for munis from individual investors remains lukewarm given low rates, institutional demand, particularly from hedge funds and other nontraditional buyers of municipal securities, has picked up the slack. Overall, municipals are in high demand despite high supply and low yields.

CALIFORNIA MARKET NEWS

California’s economy continues to show strong signs of recovery. During the first half of 2005, existing home sales increased by 4% from the same period one year ago, and the level of permits for new single-family home construction remained strong. Likewise, the median price of an existing single-family home sold in June 2005 increased 16% compared with June 2004. Increasing home prices are good for existing homeowners as they represent real improvement in personal balance sheets and may have a beneficial impact on consumer confidence. However, according to the California Association of Realtors, the state’s home affordability index, which measures the percentage of households that can afford to purchase a median-priced home, fell to 17% in April 2005 from 20% one year ago. This compares with a national home affordability index of 50% in April 2005, down from 57% one year ago.

Several other economic parameters have also been favorable. While the state’s unemployment rate of 5.4% in June 2005 was slightly above the U.S. average of 5.0%, job growth in California for the 12 months ended June 30 was quite good at 1.9%, beating the national rate of 1.6% during the same period. Additionally, Californians’ personal income grew at an annualized rate of 7.1% in the first quarter of 2005 compared with 6.4% for the nation as a whole.

The strong economy continues to result in a better fiscal condition for the state. Estimated general fund revenues on a budgetary basis for the fiscal year ended June 30, 2005, were much better than in fiscal year 2004. This year’s revenues are an estimated $80 billion versus last year’s $72 billion, netting out the effects of the state’s issue in fiscal year 2004 of $11 billion in economic recovery bonds and $2 billion in tobacco securitization bonds. Revenue growth was broad across the personal income, sales and use, and corporate income tax sectors. Expenditures were held close to budgeted levels during the year, allowing the state to end the fiscal year with an estimated general fund reserve of $7.5 billion.

Of course, challenges remain. On July 11, 2005, the legislature passed the budget for the coming year. Although the budget was balanced, all but $1.9 billion of the general fund reserve was used to cover a structural budget gap. Structural imbalances in following years remain at $5 billion to $6 billion annually and will need to be addressed in fiscal year 2007 and onward. The state still has the authority to issue bonds to raise an additional $3.7 billion to cover the deficit. While it has indicated it will not use this capacity in the coming year, it could be used in future years. As of July 1, 2005, California had $47 billion of general obligation debt and $8 billion in lease and appropriation-backed debt outstanding. While debt levels increased during the recession, debt service as a percentage of the state’s budget is manageable at 5%.

In July, both Moody’s and Fitch upgraded their ratings for the state of California’s debt one notch to A2 and A from A3 and A-, respectively; as of this writing, Moody’s has the state on positive outlook. Meanwhile, Standard & Poor’s held its rating at A, with a stable outlook. These ratings are for the state’s general obligation pledge, its strongest. The state also issues lease and appropriation-backed debt, and these pledges are generally rated one notch below the general obligation pledge. The upgrades followed relatively quickly after multiple upgrades in calendar year 2004 and demonstrated the recovery that has taken firm hold in California.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund

Your fund returned 0.91% and 1.45%, respectively, for the 6- and 12-month periods ended August 31, slightly ahead of its Lipper benchmark for both periods.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
California Tax-Free
Money Fund	0.91%	1.45%
Lipper California Tax-Exempt
Money Market Funds Average	0.89	1.43

Money fund investors continue to benefit from rising yields in response to continued tightening by the Federal Reserve. Since our February report, the fund’s seven-day simple yield has moved up 60 basis points (0.60%) to 1.92% . Fund yields should continue rising until the Fed signals an end to this round of interest rate increases.

PORTFOLIO CHARACTERISTICS
Periods Ended	2/28/05	8/31/05
Price Per Share	$1.00	$1.00
Dividends Per Share
For 6 months	0.005	0.009
For 12 months	0.008	0.014
Dividend Yield (7-Day Simple)*	1.32%	1.92%
Weighted Average Maturity (days)	30	38
* Dividends earned for the last seven days of each period are
* annualized and divided by the fund’s net asset value at the
* end of the period.
Note: A money fund’s yield more closely reflects its current earnings than does the total return.

While the money market yield curve pushes higher with each Fed tightening, the market’s recent movements suggest we may be closing in on the Fed’s target rate. Notably, the money market curve is flatter than at our last report. One-year Libor (a taxable benchmark rate) is up 67 basis points, yielding 4.24%, but its spread to the overnight funds rate is narrower—about 65 basis points versus 110 basis points in February, suggesting investors believe rates won’t go much higher.

Municipal yields are higher as well versus the prior six months. Overnight and seven-day California variable rates were about 65 basis points higher than in the prior six months, yielding on average 2.25%.

In the longer end of the curve, improving tax receipts for the state and local municipalities have lessened the need for typical June and July cash flow note borrowing by many California issuers. This reduction in supply has caused California notes to trade 10 to 15 basis points lower in yield versus the national average. Still, one-year California note yields increased about 45 basis points, ending August around 2.85%.

For much of the past six months, the fund’s strategy was dictated by our belief that yields on most longer-dated maturities did not fully reflect the impact of further Fed tightening. In March and April, we sought to overweight our investments in the short end of the yield curve. May presented us with the opportunity to lock in attractive yields in slightly longer maturities out to about 90 days; this allowed us to avoid the seasonal volatility in variable rates normally associated with June and July. In August, one-year notes briefly traded at yields that priced in our rate expectations, and we again took advantage of the opportunity to add to our holdings.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Housing Finance Revenue	18.7%	13.7%
Water and Sewer Revenue	11.6	11.9
Air and Sea Transportation Revenue	9.6	11.9
Educational Revenue	12.5	11.4
Hospital Revenue	7.4	11.2
General Obligation–Local	6.6	8.0
Lease Revenue	1.4	8.0
Electric Revenue	4.3	7.1
Other Assets	27.9	16.8
Total	100.0%	100.0%

As we explain later, the near-term outlook for interest rates has become much less certain due to Hurricane Katrina and its potential impact on the economy, and the brief runup in yields we saw in August has since reversed itself. Therefore, we find ourselves leery of extending the fund further in the near term, choosing instead to let the economic picture clear somewhat over the next few months.

California Tax-Free Bond Fund

Your fund returned 2.79% and 5.37% for the 6- and 12-month periods ended August 31, respectively. These returns were modestly below those of the fund’s Lipper benchmark for both periods and reflected the fund’s defensive portfolio structure. Our returns relative to our peer group have improved over the last three months, however.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
California Tax-Free
Bond Fund	2.79%	5.37%
Lipper California Municipal
Debt Funds Average	3.03	5.88

Following the national trend, lower-rated California credits performed well over the past six months thanks to continued strong demand for the higher yields they offer, which pushed valuations higher. Airline-backed debt and Master Settlement Agreement-backed tobacco bonds fared particularly well, and the small position we hold in tobacco debt was the fund’s top performer for the period. Additionally, the fund held a fairly sizable position in higher-rated tobacco debt that is backed by an appropriation guarantee from the state. The position was refunded, making it one of the fund’s better performers as well.

While our underweighting of tobacco and airline debt was detrimental to fund performance relative to our peer group, both sectors showed signs of weakening near the end of the period. Tobacco bonds suffered due to new issuance, and airline bonds fell in line with continued heavy losses for the airline industry as fuel prices spiked even higher. We continue to underweight these sectors based on our long-term industry outlook.

PORTFOLIO CHARACTERISTICS
Periods Ended	2/28/05	8/31/05
Price Per Share	$11.09	$11.15
Dividends Per Share
For 6 months	0.24	0.24
For 12 months	0.48	0.47 *
30-Day Dividend Yield **	4.17%	4.21%
30-Day Standardized Yield
to Maturity	3.19	3.43
Weighted Average Maturity (years)	14.2	12.9
Weighted Average Effective
Duration (years)	5.2	5.3
** 12-month dividends may not equal the combined six-month
** figures due to rounding.
** Dividends earned for the last 30 days of each period indi-
** cated are annualized and divided by the fund’s net asset
** value at the end of the period.

Securities with longer maturities and long durations also outperformed the general market and contributed to the fund’s performance. We noted in our February letter that shorter-maturity bonds (inside of seven years) were laggards, and this trend remained in place as the Fed continued to raise the federal funds rate. Our decision to maintain an underweight position in this shorter area of the curve while overweighting bonds with maturities of 10 to 30 years has benefited performance. While we would have preferred to underweight bonds in the 10-year maturity range as well, most of the fund’s holdings in that range have risen substantially in price, and we did not believe it was in the long-term interest of shareholders to sell them and realize capital gains. Additionally, many of these credits offer diversification to the fund and are not easily replaced.

The portfolio’s weighted average quality remained high, with 86% of the fund’s holdings in the A to AAA range. Over the period, the portfolio’s weighted average maturity dropped from 14.2 years to 12.9 years, while effective duration nudged slightly higher from 5.2 to 5.3 years. Generally, additions to the fund reflected our preference for longer maturity securities with shorter durations.

A more substantial change came in the fund’s top sector weightings as prerefunded bonds (whose refinancing is guaranteed by a subsequent bond issue) became the largest sector holding. This was caused by the refunding of existing holdings, including the enhanced tobacco debt mentioned earlier. Our exposure to dedicated tax revenue slightly increased, as did exposure to the hospital revenue sector as we made purchases of hospital bonds in the A to BBB ratings category that offered incremental yield to the fund.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Prerefunded Bonds	4.1%	13.4%
Dedicated Tax Revenue	11.6	13.2
Lease Revenue	18.2	11.8
Electric Revenue	11.3	9.5
Hospital Revenue	8.4	9.2
Air and Sea Transportation Revenue	6.2	6.4
Escrowed to Maturity	5.5	5.2
Educational Revenue	3.8	4.6
Other Assets and Reserves	30.9	26.7
Total	100.0%	100.0%

Overall, the fund’s structure remains defensive, albeit less so than during our last letter. We have maintained our emphasis on enhancing returns by finding the best values along the yield curve, as well as by enhancing yield with lower-rated credits when prices are attractive.

OUTLOOK

For most of our reporting period, the municipal market seemed to accept higher short-term rates, a flatter yield curve, and a vigilant Fed bent on cooling the economy just enough to avoid a pace of economic growth that might stoke inflation. Hurricane Katrina, which devastated New Orleans and other cities along the Gulf Coast as our reporting period ended, has introduced higher levels of volatility while the market parses information about the emerging health of the economy. Although we expect the effects to be temporary, we believe it is appropriate to maintain a neutral to slightly cautious stance while we wait for a clearer view of the longer-term impact of this tragic natural disaster.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

September 20, 2005

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING

As with all mutual funds, each fund’s share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The funds are less diversified than those investing nationally.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/05	1 Year	5 Years	10 Years

California Tax-Free Money Fund	1.45%	1.26%	2.05%

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/05	1 Year	5 Years	10 Years

California Tax-Free Bond Fund	5.37%	5.75%	5.94%

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE CALIFORNIA TAX-FREE MONEY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,009.10	$2.79
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.43	2.80
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.55%), multi-
* plied by the average account value over the period, multiplied by the number of days in the most
* recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE CALIFORNIA TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,027.90	$2.71
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.53	2.70
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.53%), multi-
* plied by the average account value over the period, multiplied by the number of days in the most
* recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

	7-Day
Periods Ended 6/30/05	Simple Yield	1 Year	5 Years	10 Years

California Tax-Free Money Fund	1.87%	1.24%	1.31%	2.07%
California Tax-Free Bond Fund	–%	7.93%	6.28%	6.10%

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the share-
holder may pay on fund distributions or the redemption of fund shares. A money fund’s yield more closely represents its current earnings than the total return.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	8/31/05**	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Investment activities
Net investment
income (loss)	0.009*	0.008*	0.005*	0.009*	0.018*	0.030*
Distributions
Net investment income	(0.009)	(0.008)	(0.005)	(0.009)	(0.018)	(0.030)

NET ASSET VALUE
End of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Ratios/Supplemental Data
Total return^	0.91%*	0.80%*	0.50%*	0.88%*	1.79%*	3.08%*
Ratio of total expenses to
average net assets	0.55%*†	0.55%*	0.55%*	0.55%*	0.55%*	0.55%*
Ratio of net investment
income (loss) to average
net assets	1.81%*†	0.80%*	0.50%*	0.87%*	1.76%*	3.04%*
Net assets, end of period
(in thousands)	$108,008	$101,067	$94,339	$98,083	$98,839	$101,038

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 6/30/07.
†	Annualized.
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)

CALIFORNIA 101.4%

ABAG Fin. Auth. for Nonprofit Corp.
Point Loma Nazarene Univ., VRDN (Currently 2.50%)	1,500	1,500
San Francisco YMCA, VRDN (Currently 2.40%)	3,795	3,795
The Urban School of San Francisco
VRDN (Currently 2.45%)	1,300	1,300
Affordable Housing Agency, Westridge Hilltop
VRDN (Currently 2.44%)	1,450	1,450
California, Economic Recovery, VRDN (Currently 2.30%)
(XLCA Insured)	1,000	1,000
California, GO
VRDN (Currently 2.52%) (AMBAC Insured)	2,000	2,000
Economic Recovery, 2.50%, 1/1/06	3,000	2,999
Kindergarten Univ., VRDN (Currently 2.21%)	400	400
California Dept. of Water Resources
TECP, 2.53%, 9/13/05	2,000	2,000
Power Supply, VRDN (Currently 2.52%)
(AMBAC Insured)	4,395	4,395
California EFA, Univ. of San Francisco, VRDN (Currently 2.30%)	2,410	2,410
California HFA
Adventist Health, VRDN (Currently 2.23%)
(MBIA Insured)	2,500	2,500
Northern California Presbyterian Homes & Services
VRDN (Currently 2.45%)	3,945	3,945
Scripps Health, VRDN (Currently 2.31%)	1,370	1,370
California Housing Fin. Agency
Home Mortgage
VRDN (Currently 2.38%) #	2,975	2,975
VRDN (Currently 2.46%) #	2,100	2,100
California Infrastructure & Economic Dev. Bank
Salvation Army West
TECP, 2.75%, 2/8/06	2,300	2,300
TECP, 2.85%, 5/3/06	3,000	3,000
California Statewide CDA
Chevron, VRDN (Currently 2.32%) #	300	300
Kaiser Permanente
VRDN (Currently 2.30%)	2,300	2,300
TECP, 2.52, 9/13/05	1,400	1,400
TECP, 2.65%, 10/13/05	1,000	1,000
Elsinore Valley Municipal Water Dist., VRDN (Currently 2.29%)
(FGIC Insured)	2,000	2,000
Fresno, Trinity Health, VRDN (Currently 2.44%)	2,500	2,500
Grand Terrace Community Redev. Agency, Mount Vernon Villas Multi-
Family, VRDN (Currently 2.31%)	3,095	3,095
Long Beach Harbor
VRDN (Currently 2.51%) #	2,000	2,000
TECP, 2.58%, 10/7/05 #	1,300	1,300
TECP, 2.60%, 9/6/05 #	1,000	1,000
TECP, 2.78%, 9/7/05 #	1,000	1,000
Los Angeles, GO
VRDN (Currently 2.51%) (FGIC Insured)	1,060	1,060
4.00%, 9/1/05 (FGIC Insured)	100	100
5.00%, 9/1/05	100	100
Los Angeles Airport, TECP, 2.60%, 10/5/05 #	5,000	5,000
Los Angeles Community Redev. Agency
Lard Security Building, VRDN (Currently 2.50%) #	2,000	2,000
Promenade Towers, VRDN (Currently 2.40%)	2,150	2,150
Los Angeles County, GO, TRAN, 4.00%, 6/30/06	3,000	3,032
Los Angeles County Public Works Fin. Auth., GO, 5.25%, 10/1/05	250	250
Los Angeles Dept. of Water & Power
VRDN (Currently 2.42%)	300	300
TECP, 2.40%, 9/6/05	1,500	1,500
TECP, 2.43%, 9/8/05	1,500	1,500
Los Angeles Municipal Improvement Corp., TECP, 2.45%, 9/9/05	3,000	3,000
Los Angeles Unified School Dist., GO, VRDN (Currently 2.51%)
(FSA Insured)	2,100	2,100
Metropolitan Water Dist. of Southern California
VRDN (Currently 2.20%)	1,200	1,200
VRDN (Currently 2.39%)	500	500
Newport Beach, Hoag Memorial Hosp., VRDN (Currently 2.27%)	1,000	1,000
Orange County Sanitation Dist., VRDN (Currently 2.45%)
(AMBAC Insured)	1,850	1,850
Port of Oakland
VRDN (Currently 2.51%) (FGIC Insured) #	2,000	2,000
5.00%, 11/1/05 (MBIA Insured) #	515	517
Sacramento County, GO, TRAN, 4.00%, 7/10/06	2,000	2,022
Sacramento County Housing Auth., Seasons at Winter
VRDN (Currently 2.45%)	1,000	1,000
Sacramento Municipal Utility Dist., 6.00%, 11/15/05 (FSA Insured)	225	227
San Diego County Water Auth., TECP, 2.55%, 9/7/05	5,000	5,000
San Jose Fin. Auth.
TECP, 2.57%, 10/26/05	2,220	2,220
TECP, 2.60%, 12/1/05	2,000	2,000
Santa Maria Joint Union High School Dist., VRDN (Currently 2.40%)	1,385	1,385
Univ. of California Regents
VRDN (Currently 2.51%) (MBIA Insured)	1,700	1,700
3.00%, 9/1/05 (FSA Insured)	2,885	2,885
TECP, 2.58%, 10/5/05	1,550	1,550
TECP, 2.70%, 9/8/05	1,000	1,000
Total California (Cost $109,482)		109,482

Total Investments in Securities
101.4% of Net Assets (Cost $109,482)		$ 109,482

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Interest subject to alternative minimum tax
AMBAC	AMBAC Assurance Corp.
CDA	Community Development Administration
EFA	Educational Facility Authority
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance Inc.
GO	General Obligation
HFA	Health Facility Authority
MBIA	MBIA Insurance Corp.
TECP	Tax-Exempt Commercial Paper
TRAN	Tax Revenue Anticipation Note
VRDN	Variable-Rate Demand Note; rate shown is
effective rate at period-end
XLCA	XL Capital Assurance Inc.

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value (cost $109,482)	$109,482
Cash	36
Interest receivable	412
Receivable for shares sold	283
Other assets	3

Total assets	110,216

Liabilities
Investment management fees payable	32
Payable for investment securities purchased	2,027
Payable for shares redeemed	116
Due to affiliates	10
Other liabilities	23

Total liabilities	2,208

NET ASSETS	$108,008

Net Assets Consist of:
Undistributed net investment income (loss)	$9
Undistributed net realized gain (loss)	16
Paid-in-capital applicable to 107,982,606 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	107,983

NET ASSETS	$108,008

NET ASSET VALUE PER SHARE	$1.00

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)

6 Months
Ended
8/31/05
Investment Income (Loss)
Interest income	$1,251

Expenses
Investment management	219
Custody and accounting	45
Shareholder servicing	34
Prospectus and shareholder reports	15
Legal and audit	9
Registration	3
Trustees	3
Proxy and annual meeting	1
Miscellaneous	3
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(40)

Total expenses	292

Net investment income (loss)	959

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities	20

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$979

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	6 Months	Year
	Ended	Ended
	8/31/05	2/28/05

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$959	$788
Net realized gain (loss)	20	(4)

Increase (decrease) in net assets from operations	979	784

Distributions to shareholders
Net investment income	(955)	(788)

Capital share transactions *
Shares sold	37,203	72,088
Distributions reinvested	909	759
Shares redeemed	(31,195)	(66,115)

Increase (decrease) in net assets from capital
share transactions	6,917	6,732

Net Assets
Increase (decrease) during period	6,941	6,728
Beginning of period	101,067	94,339

End of period	$108,008	$101,067

(Including undistributed net investment income
of $9 at 8/31/05 and $5 at 2/28/05)

* Capital share transactions at net value of $1.00 per share

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price California Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2005.

At August 31, 2005, the cost of investments for federal income tax purposes was $109,482,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2005, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through June 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, at August 31, 2005, management fees waived in the amount of $178,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $26,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. Because the Manager is currently waiving a significant portion of its fee for this particular fund, the Board was not provided with estimates of the gross profits realized from managing this fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was generally at or below the median for comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds, but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

   (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

   (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 14, 2005